Exhibit 4.3
AMENDMENT TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
     THIS AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”) is made as of February 2, 2007, with respect to that certain Amended and Restated Investor Rights Agreement (the “Agreement”) dated as of October 9, 2001, by and among Mellanox Technologies, Ltd., an Israeli company (the “Company”), and the other parties thereto.
     WHEREAS, the Company has filed a registration statement on Form S-1 in connection with the proposed initial public offering of its ordinary shares (the “IPO”);
     WHEREAS, Section 14 of the Agreement provides that, except as otherwise provided therein, any provision of the Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding, and that any amendment or waiver effected in accordance with Section 14 of the Agreement shall be binding upon each Purchaser, Holder of Registrable Securities at the time outstanding, each future holder of any such securities, the Founders and the Company; and
     WHEREAS, in connection with the proposed IPO, the Company and the undersigned Holders, representing the Holders of a majority of the Registrable Securities currently outstanding, desire to amend the Agreement as set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders agree as follows:
     1. Definitions. Capitalized terms used herein but not separately defined herein shall have the meanings ascribed to them in the Agreement.
     2. Amendments.
(a) Section 5.10 of the Agreement is hereby amended to read in its entirety as follows:
     “5.10 Termination of Registration Rights. The rights granted pursuant to Sections 5.1, 5.2 and 5.3 of this Agreement shall terminate as to any Holder upon the earlier of (i) the date five years after the effective date of Company’s initial public offering of its Ordinary Shares and (ii) the date such Holder is able to immediately sell all shares of Registrable Securities held or entitled to be held upon conversion by such Holder under Rule 144 during any 90-day period without regard to Rule 144(k).”

(b) Section 12 of the Agreement is hereby amended to read in its entirety as follows:
     “12. Transfer of Rights.
            (a) The rights granted under Section 5 of this Agreement may be assigned to any transferee or assignee, other than a competitor or potential competitor of the Company (as determined in good faith by the Company’s Board of Directors) in connection with any transfer or assignment of Registrable Securities by the Holder; and
            (b) notwithstanding the foregoing, the rights granted under Section 5 of this Agreement may be assigned to any wholly-owned subsidiary of a Holder in connection with any transfer or assignment of Registrable Securities by such Holder;
     provided that: (i) each such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Agreement; (ii) prior written notice is given to the Company; (iii) such transferee or assignee agrees to be bound by the provisions of this Agreement; and (iv) such transferee acquires at least 50,000 shares of Registrable Securities.”
(c) A new Section 20 is hereby added to the Agreement, which shall read in its entirety as follows:
          “20. Termination of Certain Covenants. Notwithstanding anything to the contrary contained in the Agreement, Sections 6 (Financial Information Rights), 7 (Observers), 8 (Use of Proceeds), 10 (Right of First Refusal), 11 (Confidential Information and Invention Assignment Agreements), 13 (Agreement to Vote) and 19 (Grant of Proxy) of the Agreement shall terminate and be of no further force or effect upon the consummation of the Company’s initial public offering of its Ordinary Shares.”
     3. Merger. Except as expressly amended above, the Agreement shall remain in full force and effect and the provisions thereof are hereby incorporated by reference (including, without limitation, Section 18).
(Signature pages follow)

2

             IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY: MELLANOX TECHNOLOGIES, LTD.
By:	/s/ Eyal Waldman
Eyal Waldman
Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

G & D KENNEDY REVOCABLE FAMILY TRUST

By:	/s/ Gary Kennedy

Print Name: Gary Kennedy

Title: Trustee
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

US VENTURE PARTNERS VI, LP

By:	/s/ Irwin Federman

Print Name: Irwin Federman

Title: Managing Member

USVP IV AFFILIATES FUND, LP

By:	/s/ Irwin Federman

Print Name: Irwin Federman

Title: Managing Member

USVP ENTREPRENEUR PARTNERS VI, LP

By:	/s/ Irwin Federman

Print Name: Irwin Federman

Title: Managing Member

2180 ASSOCIATES FUND VI, LP

By:	/s/ Irwin Federman

Print Name: Irwin Federman

Title: Managing Member
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

SEQUOIA CAPITAL VIII

By:	SC VIII Management-A, LLC
Its General Partner

By:	/s/ Kendall J. Cooper

Print Name: Kendall J. Cooper

Title: Managing Member

SITP VIII LIQUIDATING TRUST

By:	/s/ Deborah L. Kranz

Print Name: Deborah L. Kranz

Title:

SITP VIII (Q) LIQUIDATING TRUST

By:	/s/ Deborah L. Kranz

Print Name: Deborah L. Kranz

Title:

CMS PARTNERS LLC

By:	/s/ James F. Rothenberg

Print Name: James F. Rothenberg

Title: Member Manager
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

SEQUOIA 1997

By:	/s/ Timothy Armour

Print Name: Timothy Armour

Title: Member Manager

SEQUOIA CAPITAL FRANCHISE FUND

By:	SCFF Management, LLC,
a Delaware limited liability company,
General Partner

By:	/s/ Michael Moritz

Print Name: Michael Moritz

Title: Managing Member

SEQUOIA CAPITAL FRANCHISE PARTNERS

By:	SCFF Management, LLC
A Delaware Limited Liability Company
General Partner

By:	/s/ Michael Moritz

Print Name: Michael Moritz

Title: Managing Member
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

RAZA VENTURE FUND A, LP

By:	Raza Venture Management LLC As General Partner

By:	/s/ S. Atiq Raza

Print Name: S. Atiq Raza

Title: Managing Member

RAZA VENTURE FUND B, LP

By:	Raza Venture Management LLC
As General Partner

By:	/s/ S. Atiq Raza

Print Name: S. Atiq Raza

Title: Managing Member
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

N&A RAZA REVOCABLE TRUST

By:	Saiyed Atiq Raza and Noreen
Tirmizi Raza, TTEES, N&A Raza Revocable Trust UAD 03/22/97

By:	/s/ S. Atiq and Noreen T. Raza

Print Name: S. Atiq and Noreen T. Raza

Title: Trustees
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

/s/ S. Atiq. Raza

RAZA FAMILY LLC
By:	S. Atiq Raza, Manager
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

YIGAL ARNON HI-TECH INVESTMENTS LTD.

By:	/s/ Barry Levenfeld

Print Name: Barry Levenfeld

Title: Authorized Signatory
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

CHINA DEVELOPMENT INDUSTRIAL BANK, INC.

By:	Saints Capital Belvedere, L.P., a limited partnership, Manager

By:	Saints Capital Belvedere, LLC, a limited liability company, Its General Partner

By:	/s/ David Quintivan

Print Name: David Quintivan

Title: Manager

Address:
475 Sansome Street, Suite 1850
San Francisco, CA 94111
(415) 773-2080 (direct)
(415) 835-5970 (fax)
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

BROCADE COMMUNICATIONS SYSTEMS

By:	/s/ Tyler Wall

Print Name: Tyler Wall

Title: Vice President and General Counsel
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

DELL VENTURES LP

By:	/s/ Brian MacDonald

Print Name: Brian MacDonald

Title: Vice President and Treasurer
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

BESSEMER VENTURE INVESTORS III, LP

By:	Decrv & Co. LLC,
General Partner/Managing Member

By:	/s/ J. Edmund Colloton

Print Name: Edmund Colloton

Title: Executive Manager

BESSEMER VENTURE PARTNERS V, LP

By:	Decrv & Co. LLC,
General Partner/Managing Member

By:	/s/ J. Edmund Colloton

Print Name: Edmund Colloton

Title: Executive Manager

BESSEC VENTURES V, LP

By:	Decrv & Co. LLC,
General Partner/Managing Member

By:	/s/ J. Edmund Colloton

Print Name: Edmund Colloton

Title: Executive Manager
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

BVE 2001 LLC

By:	Decrv & Co. LLC,
General Partner/Managing Member

By:	/s/ J. Edmund Colloton

Print Name: Edmund Colloton

Title: Executive Manager
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

BVE 2001 (Q) LLC

By:	Decrv & Co. LLC,
General Partner/Managing Member

By:	/s/ J. Edmund Colloton

Print Name: Edmund Colloton

Title: Executive Manager

BIP 2001, LP

By:	Decrv & Co. LLC,
General Partner/Managing Member

By:	/s/ J. Edmund Colloton

Print Name: Edmund Colloton

Title: Executive Manager
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

LATHAM & WATKINS LLP

By:	/s/ Alan C. Mendelson

Print Name: Alan C. Mendelson

Title: Senior Partner
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

MENDELSON FAMILY TRUST

By:	/s/ Alan C. Mendelson

Print Name: Alan C. Mendelson

Title: Trustee
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

GEMINI ISRAEL III, L.P.

By:	/s/ Yossi Sela and David Cohen

Print Name: Yossi Sela; David Cohen

Title: Managing Partner; General Partner, CFO

GEMINI ISRAEL III PARALLEL FUND, L.P.

By:	/s/ Yossi Sela and David Cohen

Print Name: Yossi Sela; David Cohen

Title: Managing Partner; General Partner, CFO

GEMINI ISRAEL OVERFLOW FUND, L.P.

By:	/s/ Yossi Sela and David Cohen

Print Name: Yossi Sela; David Cohen

Title: Managing Partner; General Partner, CFO

GEMINI PARTNER INVESTORS, L.P.

By:	/s/ Yossi Sela and David Cohen

Print Name: Yossi Sela; David Cohen

Title: Managing Partner; General Partner, CFO
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

WALDEN ISRAEL VENTURES III, L.P.

By:	Walden Israel Partners III L.P.,
Its General Partner

By:	Walden Israel Management III LLC,
Its General Partner

By:	/s/ [illegible]

Print Name:

Title:

WALDEN ISRAEL VENTURES III (NQP), L.P.

By:	Walden Israel Partners III L.P.,
Its General Partner

By:	Walden Israel Management III LLC,
Its General Partner

By:	/s/ [illegible]

Print Name:

Title:

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

WIV ISRAEL SIDE FUND III

By:	Walden Israel Partners III L.P.,
Its General Partner

By:	Walden Israel Management III LLC,
Its General Partner

By:	/s/ [illegible]

Print Name:

Title:

WIV ISRAEL SIDE FUND III (GMLT)

By:	Walden Israel Partners III L.P.,
Its General Partner

By:	Walden Israel Management III LLC,
Its General Partner

By:	/s/ [illegible]

Print Name:

Title:

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

WALDEN ISRAEL VENTURES III (CEO AND INDUSTRY EXECUTIVES SIDE FUND) LP

By:	Walden Israel Partners III L.P.,
Its General Partner

By:	Walden Israel Management III LLC,
Its General Partner

By:	/s/ [illegible]

Print Name:

Title:

SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

INTEL ATLANTIC, INC.

By:	/s/ James W. McCall

Print Name: James W. McCall

Title: Assistant Treasurer
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.

HOLDERS:

GARY AND DANA KENNEDY REVOCABLE FAMILY TRUST 10/27/__

By:	/s/ Gary Kennedy

Print Name: Gary Kennedy

Title: Trustee
SIGNATURE PAGE TO AMENDMENT TO AMENDED AND RESTATED INVESTOR
RIGHTS AGREEMENT OF MELLANOX TECHNOLOGIES, LTD.